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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 13, 2005
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                          Roebling Financial Corp, Inc.
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             (Exact name of registrant as specified in its charter)


           New Jersey                 0-50969                    55-0873295
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(State or other jurisdiction      (Commission File             (IRS Employer
of incorporation)                     Number)                Identification No.)


Route 130 South & Delaware, Avenue, Roebling, New Jersey                 08554
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (609) 499-0355
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                          ROEBLING FINANCIAL CORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 8.01.  Other Events
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         On  December  13,  2005,  the  Registrant  announced  that its Board of
Directors had approved an open market stock repurchase program for up to 5% of its outstanding shares (approximately 85,500 shares). For further information, reference is made to the Registrant's press release, dated December 13, 2005 which is included with this Form 8-K as an exhibit.

Item 9.01.   Financial Statements and Exhibits
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         (c) Exhibits:

                  99.1     Press Release, dated December 13, 2005


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROEBLING FINANCIAL CORP, INC.


Date: December 13, 2005              By:  /s/Frank J. Travea, III
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                                          Frank J. Travea, III
                                          President and Chief Executive Officer
                                          (Duly Authorized Representative)